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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
June 14, 2010

GENZYME CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	0-14680 (Commission file number)	06-1047163 (IRS employer identification number)
500 Kendall Street, Cambridge, Massachusetts 02142 (Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (617) 252-7500

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

        Genzyme Corporation ("Genzyme") is filing this Form 8-K to update financial information in Genzyme's Annual Report on Form 10-K for the year ended December 31, 2009 ("2009 10-K") to reflect its revised financial information and disclosures as a result of its segment reorganization. As described in Genzyme's Quarterly Report on Form 10-Q/A, filed on May 11, 2010, effective January 1, 2010, based on changes in how Genzyme reviews its business, Genzyme re-allocated certain of its business units among its segments and adopted new names for certain of its reporting segments. Specifically, Genzyme's former:

  •
  Genetic Diseases reporting segment is now referred to as "Personalized Genetic Health," or "PGH," and now includes (1) its cardiovascular business unit, which previously was reported under the caption "Cardiometabolic and Renal," and (2) its Welchol product line, which previously was reported as part of its bulk pharmaceuticals business unit under the caption "Other;"

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  Cardiometabolic and Renal reporting segment is now referred to as "Renal and Endocrinology" and now includes Genzyme's immune-mediated diseases business unit, which previously was reported under the caption "Other" but no longer includes Genzyme's cardiovascular business unit; and

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  Hematologic Oncology segment is now referred to as "Hematology and Oncology" and now includes Genzyme's transplant business unit, which previously was reported under the caption "Other," but no longer includes Genzyme's MS business unit, which is now reported as a separate reporting segment called "Multiple Sclerosis."

        Genzyme reports the activities of the following business units under the caption "Other": the genetic testing business unit, which provides testing services for the oncology, prenatal and reproductive markets; and the diagnostic products and pharmaceutical intermediates business units. These operating segments did not meet the quantitative threshold for separate segment reporting.

        Genzyme reports its corporate, general and administrative operations and corporate science activities under the caption "Corporate."

        In this Form 8-K, Genzyme is providing Genzyme's revised consolidated financial statements and notes thereto as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007 to revise Genzyme's segment disclosures for those periods to conform to its 2010 segment presentation, which are attached to this Form 8-K as Exhibit 99 and incorporated herein by reference.

        The revised consolidated financial statements and notes thereto included in this report have not been otherwise updated for events or developments that occurred subsequent to the filing of the 2009 10-K with the U.S. Securities and Exchange Commission ("SEC"). No other information in the 2009 10-K is being updated in this report. For developments since the filing of the 2009 10-K, please refer to Genzyme's Amended Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2010 and Genzyme's Forms 8-K filed since February 26, 2010, the filing date of the 2009 10-K. The information in this Form 8-K, including Exhibit 99, should be read in conjunction with the 2009 10-K and subsequent SEC filings.

Item 9.01    Financial Statements and Exhibits

        (d)   Exhibits.

Exhibit Number	Description
23	Consent of PricewaterhouseCoopers LLP.
99
Revised Genzyme Corporation and Subsidiaries Consolidated Financial Statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007 and report of independent registered public accounting firm.
101
The following materials from Genzyme Corporation's Current Report on Form 8-K dated June 14, 2010, formatted in eXtensible Business Reporting Language (XBRL): (i) Consolidated Statements of Operations for the years ended December 31, 2009, 2008 and 2007, (ii) Consolidated Balance Sheets as of December 31, 2009 and 2008, (iii) Consolidated Statements of Cash Flows for the years ended December 31, 2009, 2008 and 2007, (iv) Consolidated Statements of Stockholders' Equity for the years ended December 31, 2009, 2008 and 2007 and (v) Notes to Consolidated Financial Statements tagged as block text.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION
Dated: June 14, 2010	By:	/s/ MICHAEL S. WYZGA Michael S. Wyzga Executive Vice President, Finance; and Chief Financial Officer

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  Item 8.01. Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURE